UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):                              November 6, 2009

              TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1235 “N” Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

           (402) 475-0521
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 6, 2009, TierOne Corporation (the “Company”), the holding company for TierOne Bank (the “Bank”), issued a press release announcing that the closing date for the previously announced sale of deposits, selected loans and other assets associated with 32 of the Bank’s branch offices to Great Western Bank has been rescheduled from the earliest possible date under the sale agreement of December 4, 2009 to the first quarter of 2010.  The closing of the transaction is subject to customary conditions precedent, including regulatory approval, several of which conditions are beyond the Company’s ability to control.  The Company cannot provide assurance that the conditions precedent will be satisfied.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Statements contained in this report which are not historical facts may be forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.  Factors which could result in material variations include, but are not limited to, issues affecting the proposed transaction with Great Western Bank, including that conditions precedent to closing (including receipt of regulatory approval) may not be satisfied; further deterioration in the Company’s loan portfolio or deposit base; changes in interest rates or other competitive factors which could affect net interest margins, net interest income and noninterest income; changes in demand for loans, deposits and other financial services in the Company’s market area; changes in asset quality and general economic conditions, including any unanticipated issues that could impact management’s judgment as to the adequacy of loan loss reserves; inability to achieve expected results pursuant to the Company’s plan to address asset quality, restore long-term profitability and increase capital; unanticipated issues associated with increases in the levels of losses, customer bankruptcies, claims and assessments; events related to compliance with the supervisory agreement with the Office of Thrift Supervision or actions by regulators, including with respect to the adequacy of loan loss reserves, charge-offs or regulatory capital; other issues that may arise relative to loan loss provisions and charge-offs in connection with the Company’s loan portfolio, as well as other factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

99.1	Press Release of TierOne Corporation, dated November 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION

Date: November 9, 2009	By: /s/Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

Signature Page

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of TierOne Corporation, dated November 6, 2009.

Exhibit Index